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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



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                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): July 26, 2004



                             SIGNATURE EYEWEAR, INC.
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             (Exact Name of Registrant as Specified in its Charter)




        California                  0-23001                      95-3876317
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(State or Other Jurisdiction      (Commission                 (I.R.S. Employer
     of Incorporation)            File Number)               Identification No.)




                              498 North Oak Street
                               Inglewood, CA 90302
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                    (Address of Principal Executive Offices)



                                 (310) 330-2700
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                         (Registrant's Telephone Number)



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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Effective August 23, 2004, Signature Eyewear, Inc. (the "Company") engaged Grobstein, Horwath & Company LLP ("GHC") as its independent auditors to audit its financial statements for its fiscal year ending October 31, 2004. The Audit Committee of the Company approved the appointment of GHC. Prior to such engagement, the Company did not consult with GHC regarding either (i) the application of accounting principles to a specific, completed or proposed transaction, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor advice was provided to the Company that GHC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in
Item 304(a)(1)(v) of Regulation S-K).

         By letter received July 26, 2004, Singer, Lewak, Greenbaum & Goldstein, LLP ("SLGG") resigned as the Company's independent auditors.

         No report of SLGG on the financial statements of the Company for either of the past two years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

         During the Company's two most recent fiscal years and through August 3, 2004: (i) the Company had no disagreements with SLGG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of SLGG, would have caused it to make reference to the subject matter of the disagreement in connection with its report; and (ii) SLGG did not advise the Company of any of the events requiring reporting in this Current Report on Form 8-K under Item 304(a)(1)(v) of Regulation S-K.

         The Company provided SLGG with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of SLGG's letter, dated August 24, 2004, stating its agreement with such statements.

ITEM 9.01  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c). Exhibit 16. Letter of Singer, Lewak, Greenbaum & Goldstein, LLP


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



August 25, 2004                                  SIGNATURE EYEWEAR, INC.



                                                 By: /s/ Michael Prince
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                                                     Michael Prince
                                                     Chief Executive Officer
















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                                  EXHIBIT INDEX
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Exhibit 16.          Letter of Singer, Lewak, Greenbaum & Goldstein, LLP





































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